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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 9, 2001, except for note 15, which is as of March 29, 2001, relating to the consolidated financial statements and financial statement schedule, which appears in P-COM, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.

/s/ PricewaterhouseCoopers LLP

San Jose, California
June 25, 2001